INCOME TAXES	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Notes to Financial Statements
INCOME TAXES

NOTE 7 – INCOME TAXES

As of September 30, 2011, the Company had net operating loss carry forwards of $1,158,146 that may be available to reduce future years’ taxable income through 2029 to 2031. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carryforwards.

Components of net deferred tax assets, including a valuation allowance, are as follows at September 30, 2011 and 2010:

Deferred tax assets:	2011	2010
Net operating loss carryforward	$1,158,146	$226,869

Total deferred tax assets	$405,351	$79,404
Less: Valuation allowance	(405,351)	(79,404)
Net deferred tax assets	$—	$—

The valuation allowance for deferred tax assets as of September, 2011 was $405,351. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2011.

Reconciliation between the statutory rate and the effective tax rate is as follows at September 30, 2011 and 2010:

	2011	2010
Federal statutory tax rate	(35.0)%	(35.0)%
Stock-based compensation	12.0%	7.0%
Interest accretion	6.0%	9.0%
Loss on extinguishment	0%	10.0%
Valuation allowance	17.0%	9.0%
	—%	—%